UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2012

GRYPHON GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	333-127635	92-0185596
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 N. Nevada Street
Carson City, Nevada 89703
(Address of principal executive offices)  (Zip Code)

 (604) 261-2229
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Form 8-K of Gryphon Gold Corporation filed with the United States Securities and Exchange Commission on March 26, 2012 (the “Form 8-K”), is filed to amend Item 9.01 Exhibits to remove the reference to Exhibit 10.6, the Gold and Silver Supply Agreement, dated March 20, 2012.  The Gold and Silver Supply Agreement, dated March 20, 2012, was superceded and replaced in its entirety by the Gold and Silver Supply Agreement, dated April 18, 2012, which was filed by Gryphon Gold Corporation on Form 10-K on June 29, 2012.  There are no other changes to the disclosure in the Form 8-K.

Item 1.01	Entry into a Material Definitive Agreement.

Bridge Loan Agreement

On March 20, 2012, Gryphon Gold Corporation (the “Registrant”) entered into a Bridge Loan Agreement with Waterton Global Value, L.P. (“Waterton”), pursuant to which Waterton agreed to advance the Registrant $1,500,000 (the “Bridge Facility”).  The Registrant drew down on the Bridge Facility to fund its working capital and fund the operations of its Borealis project.  The Bridge Facility bears interest at 15% per annum and is repayable on the May 19, 2012, subject to earlier repayment upon occurance of certain repayment events or events of default set ou in the Bridge Loan Agreement and further subject to earlier repayment immediately upon Watertom making available a senior secured credit facility to the Registrant, as described below.

The Bridge Facility is secured by a first priority security interest on the assets of the Registrant and its subsidiary, Borealis Mining Company, under the terms of a Pledge and Security Agreement, Deed of Trust and Security Agreements.  Borealis Mining Company provided a guarantee (the “Guarantee”) in favor of Waterton.

The Registrant also entered into a non binding letter of intent with Waterton in respect of a $15,000,000 senior secured gold stream credit facility (the “Senior Facility”).  Completion of the Senior Facility is subject to, among other things, documentation and due diligence.  Under the proposed terms of the Senior Facility, amounts drawn down will be repayable in 12 monthly payments, in cash or gold, commencing on the thirteenth month after first draw down.  If entered into, the Senior Facility proposed will bear interest at 5% per annum and will be subject to a 1% structuring fee.  The amount of monthly repayments will be based on a formula using 80% of the gold spot price as the value of gold (or cash equivalent) to be delivered to Waterton Global Value L.P.  An additional 14,000,000 share purchase warrants will be issuable to Waterton  upon entering into the proposed Senior Facility.

In connection with the Bridge Facility, the Registrant entered into a Gold and Silver Supply Agreement with Waterton, pursuant to which Waterton has a right to acquire the gold and silver production from the Borealis property based on market rates.  The Gold and Silver Supply Agreement is subject to termination in the event Waterton elects not to provide the Senior Facility to Gryphon Gold.

The Registrant issued to Waterton an aggregate of 1,500,000 share purchase warrants in connection with the Bridge Facility.  These warrants have a term of 3 years and are exercisable at a price of C$0.1862.

Supplemental Indentures

The Registrant obtained the consent of more than 66⅔% of the holders (in value) of its $3 million 10% subordinated secured notes due July 28, 2012 and of its $4.5 million 10% 2011 Series B subordinated secured notes due November 22, 2012 (collectively, the “Notes”) to supplement and amend the relevant trust indentures to allow Gryphon Gold to proceed with the Bridge Facility and Senior Facility, subject to repayment of the Notes upon draw down of the Senior Facility.

The holders of the Notes (the “Noteholders”) have also consented to the subordination of the Notes to the Bridge Facility and in accordance with such consent, Computershare Trust Company of Canada has entered into subordination agreements (the “Subordination Agremeents”) in favor of Waterton.  In connection with their approval, Gryphon Gold has agreed to issue to the Noteholders an aggregate of 15,000,000 share purchase warrants exercisable at a price of $0.164 for a period of eighteen months.

The Registrant and Computershare Trust Company of Canada (“Trustee”) entered into supplemental indentures to supplement the Note Indenture dated July 27, 2011 and the Note Indenture dated November 22, 2011 (the “Supplemental Indentures”).

The foregoing descriptions of the Bridge Loan Agreement, the Pledge and Security Agreement, the Deed of Trust, the Guarantee, the Security Agreements, and Warrants are qualified in their entirety by the copies of each, which are filed as Exhibits to this Current Report on Form 8-K and which are hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

As set forth under Item 1.01 of this Current Report on Form 8-K, which information is incorporated by reference in response to this Item 2.03, on March 20, 2012, The Registrant drew down $1,500,000 on the Bridge Facility to fund its working capital and fund the operations of the Borealis property.

Item 3.02	Unregistered Sale of Equity Securities.

As set forth under item 1.01 of this Current Report on Form 8-K, which information is incorporated by reference in the response to this Item 3.02, the Registrant issued the following warrants:

(a)
On March 20, 2012, an aggregate of 1,500,000 share purchase warrants were issued to Waterton in connection with the Bridge Facility.  Each warrant is exercisable at a price of C$0.1862 to acquire one share of common stock of the Registrant and expire three years from the date of issuance.

(b)
On March 22, 2012, an aggregate of 14,958,000 share purchase warrants were issued to the holders of the Notes.  Each warrant is exercisable at a price of $0.164 to acquire one share of common stock of the Registrant and expire eighteen months from the date of issuance.

The warrants were issued pursuant to an exemption from registration in reliance on Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 903 of Regulation S under the Securities Act.

Item 9.01	Exhibits.

Exhibit	Description
4.1	Bridge Loan Agreement, dated March 20, 2012 (1)
4.2	July Indenture Subordination Agreement, dated March 20, 2012 (1)
4.3	November Indenture Subordination Agreement, dated March 20, 2012 (1)
4.4	July Indenture Supplemental Indenture, dated March 20, 2012 (1)
4.5	November Indenture Supplemental Indenture, dated March 20, 2012 (1)
4.6	Form of Warrant Waterton (1)
4.7	Form of Warrant Noteholders (1)
10.1	Deed of Trust, dated March 20, 2012 (1)
10.2	Pledge and Security Agreement, dated March 20, 2012 (1)
10.3	Security Agreement (Gryphon Gold Corporation), dated March 20, 2012 (1)
10.4	Security Agreement (Borealis Mining Company), dated March 20, 2012 (1)
10.5	Guarantee, dated March 20, 2012 (1)

(1)  Previously filed and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRYPHON GOLD CORPORATION. (Registrant)

Dated: June 29, 2012	By: /s/ James O’Neil James O’Neil Interim Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Bridge Loan Agreement, dated March 20, 2012 (1)
4.2	July Indenture Subordination Agreement, dated March 20, 2012 (1)
4.3	November Indenture Subordination Agreement, dated March 20, 2012 (1)
4.4	July Indenture Supplemental Indenture, dated March 20, 2012 (1)
4.5	November Indenture Supplemental Indenture, dated March 20, 2012 (1)
4.6	Form of Warrant Waterton (1)
4.7	Form of Warrant Noteholders (1)
10.1	Deed of Trust, dated March 20, 2012 (1)
10.2	Pledge and Security Agreement, dated March 20, 2012 (1)
10.3	Security Agreement (Gryphon Gold Corporation), dated March 20, 2012 (1)
10.4	Security Agreement (Borealis Mining Company), dated March 20, 2012 (1)
10.5	Guarantee, dated March 20, 2012 (1)

(1)  Previously filed and incorporated herein by reference.